UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 9, 2020 (October 9, 2020)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 7.01. Regulation Fair Disclosure

On October 9, 2020, the Company issued the attached press release (the “Press Release”), announcing the cash contribution in connection with the Extension (defined herein below).

Item 8.01 Other Events.

The Company will be holding a special shareholder meeting on October 26, 2020 to, among other things, extend the date by which the Company must complete its initial business combination from October 26, 2020 to April 26, 2021 or such earlier date as determined by the Board (the “Extension”).

On October 9, 2020, the Company announced that it has agreed that if the shareholders approves the proposal to extend the date by which the Company must complete its initial business combination from October 26, 2020 to April 26, 2021 or such earlier date as determined by the board (the “Extension”), for each public share that is not redeemed by the Company’s shareholders in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, it will deposit $0.05 per share per month into the trust account as additional interest on the proceeds in the trust account Extension, based on a commitment from its sponsor (the “Cash Contribution”). The Cash Contribution will be deposited as additional interest on the proceeds in the trust account and will be distributed pro rata as a part of redemption amount to each Remaining Share in connection with a future redemption.

The per-share pro rata portion of the trust account on September 18, 2020 (the “Record Date”) after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.73. If the Extension is approved and the Company takes full six months to complete its initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $11.03, in comparison to the current redemption amount of $10.73 (solely based on redemption price as of the current Record Date).

Additional Information

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the Extension and other matters and, on or about October 6, 2020, mailed the definitive proxy statement and other relevant documents to the Company’s shareholders as of the September 18, 2020 record date for the Special Meeting. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including a supplement to the definitive proxy statement) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Revised Contribution, the Revised Redemption Deadline, the Extension and related matters. Shareholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including a supplement to the definitive proxy statement), without charge, at the SEC's website located at www.sec.gov or by directing a request to Advantage Proxy, Inc., the Company’s proxy solicitor, at (877) 870-8556 (banks and brokers can call collect at (206) 870-8565) or at ksmith@advantageproxy.com .

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s shareholders in respect of the Extension and the other matters set forth in the definitive proxy statement. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s definitive proxy statement for the Extension, which has been filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “may,” “believe” and “expect.” These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability of the Company to obtain shareholder approval for the Extension and related matters, the ability of the Sponsor to make the Revised Contribution, the ability of the Company to consummate an initial business combination, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the Company's definitive proxy statement filed in connection with the Extension (and the supplement to the definitive proxy statement that the Company intends to file on April 20, 2020) and the Company's Annual Report on Form10-K filed on March 16, 2020. These statements speak only as of the date they are made and the Company undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2020

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer

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